Exhibit 99.3

                         PRO FORMA FINANCIAL INFORMATION

Assuming the share exchange was completed as of the beginning of 2003, China Granite Corporation would be the legal parent of Laizhou Jia Sheng Stone Company. For accounting purposes, Laizhou Jia Sheng Stone Company will be the accounting acquirer and its financial information will be reported from the effective date of the share exchange forward. Accordingly, the operations of China Granite Corporation will no longer be reported after December 31, 2003, and all historical financial information and results of operations will be that of Laizhou Jia Sheng Stone Company.

Laizhou Jia Sheng Stone Company was formed in January 2003. The pro forma operations information included herein for the combined companies is for the period from January 9, 2003 through December 31, 2003 for Laizhou Jia Sheng
Stone Company, and the year ended December 31, 2003 for China Granite Corporation. The pro forma combined balance sheet is presented as of December 31, 2003.

For the year ended December 31, 2003, the pro forma combined results of operations of the two companies would have reflected net income of $594,544 as a result of the $236,578 loss of China Granite Corporation, and the $831,122 net income of Laizhou Jia Sheng Stone Company. The pro forma earnings per share for the year ended December 31, 2003 was $.05.

                                                  CHINA GRANITE CORPORATION
                                             PRO FORMA CONSOLIDATED BALANCE SHEET
                                                      DECEMBER 31, 2003

                                                               CHINA      LAIZHOU              PRO FORMA
                                                              GRANITE    JIA SHENG            ADJUSTMENTS              PRO
                                                               CORP.     STONE CO.   ----------------------------     FORMA
                                                            -----------  ----------                                ----------
                             ASSETS
Current Assets
  Cash                                                      $  397,810   $   41,715                                $  439,525
  Accounts receivable                                                       242,813                                   242,813
  Note receivable                                              325,000                                                325,000
  Inventories                                                               114,408                                   114,408
  Other                                                         14,006        1,196                                    15,202
                                                            -----------  ----------                                ----------

       Total Current Assets                                    736,816      400,132                                 1,136,948
                                                                                                                            -
Plant and equipment, net                                                  2,658,253                                 2,658,253
Mineral interests                                                         1,503,622                                 1,503,622
                                                            -----------  ----------                                ----------

                                                            $  736,816   $4,562,007                                $5,298,823
                                                            ===========  ==========                                ==========

              LIABILITIES AND SHAREHOLDERS' EQUITY

Current Liabilities
  Accounts payable and accruals                             $    4,506   $  119,477                                $  123,983
  Business, resource tax and government surcharges payable                  199,599                                   199,599
  Shareholder advances                                           4,402       90,580                                    94,982
  Director advances                                                         120,773                                   120,773
  Income tax payable                                                        409,359                                   409,359
                                                            -----------  ----------                                ----------

       Total Current Liabilities                                 8,908      939,788                                   948,696
                                                            -----------  ----------                                ----------

Commitments and Contingencies

STOCKHOLDERS' EQUITY
  Common stock                                                   8,998      603,865  c     603,865  b       5,000      13,998

  Paid in capital                                            1,274,121    2,187,232  a     318,632  c     603,865
                                                                                     b       5,000                  3,741,586

  Dedicated reserves                                                        211,247                                   211,247
  Retained earnings                                           (555,210)     619,875                 a     318,632     383,297
                                                            -----------  ----------       --------       --------  ----------

                                                               727,908    3,622,219        927,497        927,497   4,350,127
                                                            -----------  ----------       --------       --------  ----------

                                                            $  736,816   $4,562,007       $927,497       $927,497  $5,298,823
                                                            ===========  ==========       ========       ========  ==========

PRO FORMA ADJUSTMENTS AS OF DECEMBER 31, 2003
a    Eliminate China Granite's deficit against combined paid in capital through December 31, 2002
b    Additional 5 million shares issued to acquire Laizhou
c    Reclassify to paid in capital, the excess of Laizhou registered capital over par value of recapitalized shares of China Granite Corporation

PRO FORMA SHARES OUTSTANDING                                                                         SHARES     PAR VALUE
     Shares outstanding prior to acquisition of Laizhou Jia Sheng Stone Company                     8,998,000  $    8,998
     Newly restricted shares issued to acquire Laizhou Jia Sheng Stone Company
     exclusive of 3,500,000 oustanding shares also transferred in the exchange                      5,000,000       5,000
                                                                                                   ----------  ----------
                                                                                                   13,998,000  $   13,998
                                                                                                   ==========  ==========

                                    CHINA GRANITE CORPORATION
                                PRO FORMA STATEMENT OF OPERATIONS
                                   YEAR ENDED DECEMBER 31, 2003

                                                   CHINA      LAIZHOU    PRO FORMA
                                                  GRANITE    JIA SHENG  ADJUSTMENTS       PRO
                                                   CORP.     STONE CO.  -----------      FORMA
                                                ----------  ----------               ------------
NET SALES                                       $       -   $3,050,183               $ 3,050,183

COST OF SALES                                           -    1,648,405                 1,648,405
                                                ----------  ----------               ------------
                                                                                               -
    GROSS PROFIT                                        -    1,401,778                 1,401,778

OPERATING EXPENSES
  Selling, general and administrative             238,182      161,780                   399,962
                                                ----------  ----------               ------------

Operating Income (loss)                          (238,182)   1,239,998                 1,001,816

Other Income (expense)
  Interest income                                   2,493          483                     2,976
  Interest expense                                   (889)                                  (889)
                                                ----------  ----------               ------------

                                                 (236,578)   1,240,481                 1,003,903

Provision for income taxes                              -      409,359                   409,359
                                                ----------  ----------               ------------

Net Income (Loss)                               $(236,578)  $  831,122               $   594,544
                                                ==========  ==========               ============

Basic and diluted earnings per share                                                 $      0.05
                                                                                     ============

Weighted average number of shares outstanding                                         12,943,833
                                                                                     ============